EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         John V. Murphy, Chief Executive Officer, and Brian W. Wixted, Chief
         --------------                               ---------------
Financial Officer, of Oppenheimer Capital Preservation Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



Chief Executive Officer                      Chief Financial Officer

Oppenheimer Capital Preservation             Oppenheimer Capital Preservation
Fund                                         Fund


/s/John V. Murphy                            /s/Brian W. Wixted
----------------------------                 ----------------------------
John V. Murphy                               Brian W. Wixted

Date: 6/15/04                                Date: 6/15/04